Share Capital	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Share Capital

Note 3 Share Capital

Under our Articles of Incorporation, we have an authorized share capital of $10.0 million, represented by 1.0 billion shares of any class with a nominal value of $0.01 per share. At December 31, 2017, there were 119.6 million common shares issued and outstanding.

On May 1, 2016, each of our 5.75% Series A mandatorily convertible junior non-voting preferred shares (the “Series A Preferred Shares”) automatically converted into 2.7778 common shares, based on the average of the closing prices per common share over the 40 trading day period ending on the third trading day prior to the mandatory conversion date. The automatic conversion for a total of 9.6 million new common shares was recorded on May 2, 2016.